SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 14, 2003

HEI, Inc.
(Exact name of Registrant as Specified in Charter)

Minnesota	0-10078	41-0944876

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6385 Shady Oak Road, Suite 280, Eden Prairie, MN 55344

(Address of Principal Executive Offices, including Zip Code)

(952) 443-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. OTHER EVENTS.
Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EX-99.1 Press Release

Item 5. OTHER EVENTS.

     On January 14, 2003, HEI, Inc. issued a press release regarding first quarter fiscal year 2003 results. A copy of the press release is attached as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.

Not Applicable.

     (b)  Pro Forma Financial Information.

Not Applicable.

     (c)  Exhibits:

99.1 Press Release dated January 14, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.

Dated:	January 14, 2003	By	/s/ Anthony J. Fant Anthony J. Fant Its: Chairman, Chief Executive Officer and President